Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 96.8%
Automobiles – 1.7%
Li Auto Inc - Class A*,#	28,900	$563,150
Banks – 11.2%
Bank Negara Indonesia Persero Tbk PT	1,106,000	582,887
Bank Tabungan Pensiunan Nasional Syariah Tbk PT	1,929,400	365,284
China Merchants Bank Co Ltd - Class A	103,690	653,863
HDFC Bank Ltd	43,619	744,590
ICICI Bank Ltd	112,444	1,007,002
Vietnam Technological & Commercial Joint Stock Bank*	228,700	349,614
		3,703,240
Beverages – 1.6%
Varun Beverages Ltd	54,485	545,454
Biotechnology – 1.0%
Zai Lab Ltd*	94,900	323,525
Building Products – 0.8%
Xinyi Glass Holdings Ltd	114,000	273,428
Capital Markets – 5.7%
CITIC Securities Co Ltd	395,500	884,086
Hong Kong Exchanges & Clearing Ltd	20,600	1,013,382
		1,897,468
Communications Equipment – 1.5%
Accton Technology Corp	64,000	513,386
Containers & Packaging – 1.4%
Yunnan Energy New Material Co Ltd - Class A	12,549	469,643
Diversified Financial Services – 1.9%
Linklogis Inc - Class B (144A)*,#	652,000	644,804
Diversified Telecommunication Services – 2.0%
Telekomunikasi Indonesia Persero Tbk PT	2,410,900	647,439
Electrical Equipment – 1.5%
Ming Yang Smart Engergy Group Ltd - Class A	96,089	485,320
Electronic Equipment, Instruments & Components – 7.0%
E Ink Holdings Inc	58,000	367,718
Hon Hai Precision Industry Co Ltd	319,000	1,169,481
Sinbon Electronics Co Ltd	39,000	333,176
Wingtech Technology Co Ltd - Class A	35,387	450,051
		2,320,426
Entertainment – 1.3%
Sea Ltd (ADR)*	6,339	423,826
Food Products – 1.8%
Masan Group Corp	120,840	581,986
Health Care Providers & Services – 1.1%
New Horizon Health Ltd (144A)*,#	120,500	362,425
Hotels, Restaurants & Leisure – 2.8%
Yum China Holdings Inc	18,760	915,215
Independent Power and Renewable Electricity Producers – 1.8%
China Longyuan Power Group Corp Ltd	305,000	589,274
Insurance – 4.1%
AIA Group Ltd	124,600	1,350,551
Interactive Media & Services – 6.2%
NAVER Corp	1,771	327,432
Tencent Holdings Ltd	38,500	1,738,893
		2,066,325
Internet & Direct Marketing Retail – 5.6%
Alibaba Group Holding Ltd*	44,000	627,482
JD.Com Inc - Class A	37,600	1,211,388
		1,838,870
Life Sciences Tools & Services – 1.1%
Syngene International Ltd (144A)	52,198	366,693
Machinery – 2.4%
Sany Heavy Industry Co Ltd	145,102	413,270
Shenzhen Inovance Technology Co Ltd - Class A	38,330	377,280
		790,550
Metals & Mining – 3.2%
Allkem Ltd*	67,251	478,485
BHP Group Ltd	16,309	464,261
Chalice Mining Ltd*	43,229	112,766
		1,055,512
Pharmaceuticals – 0.9%
Everest Medicines Ltd (144A)*,#	61,500	176,350

Shares or Principal Amounts		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Zhaoke Ophthalmology Ltd (144A)*	271,500	$138,404
		314,754
Real Estate Management & Development – 1.5%
Vinhomes JSC (144A)	182,500	487,347
Road & Rail – 2.3%
Full Truck Alliance Co (ADR)*	83,078	752,687
Semiconductor & Semiconductor Equipment – 8.8%
LEENO Industrial Inc	2,817	282,112
Taiwan Semiconductor Manufacturing Co Ltd	165,000	2,641,598
		2,923,710
Technology Hardware, Storage & Peripherals – 6.5%
Samsung Electronics Co Ltd	48,976	2,150,552
Thrifts & Mortgage Finance – 4.0%
Housing Development Finance Corp Ltd	48,056	1,321,080
Transportation Infrastructure – 1.4%
International Container Terminal Services Inc	136,940	458,377
Water Utilities – 1.5%
China Water Affairs Group Ltd	530,000	493,080
Wireless Telecommunication Services – 1.2%
Bharti Airtel Ltd*	46,311	401,693
Total Common Stocks (cost $32,771,826)		32,031,790
Investment Companies– 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $565,623)	565,568	565,624
Investments Purchased with Cash Collateral from Securities Lending– 3.3%
Investment Companies – 2.6%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	865,200	865,200
Time Deposits – 0.7%
Royal Bank of Canada, 1.5600%, 7/1/22	$216,300	216,300
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,081,500)		1,081,500
Total Investments (total cost $34,418,949) – 101.8%		33,678,914
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(607,673)
Net Assets – 100%		$33,071,241

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$12,270,190	36.4%
Taiwan	5,449,185	16.2
India	4,386,512	13.0
South Korea	2,760,096	8.2
Hong Kong	2,637,361	7.8
United States	1,647,124	4.9
Indonesia	1,595,610	4.8
Vietnam	1,418,947	4.2
Australia	1,055,512	3.1
Philippines	458,377	1.4

Total	$33,678,914	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$1,501	$(2)	$1	$565,624
Investments Purchased with Cash Collateral from Securities Lending - 2.6%
Investment Companies - 2.6%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	2,264∆	-	-	865,200
Total Affiliated Investments - 4.3%	$3,765	$(2)	$1	$1,430,824

	Value at 9/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	495,460	21,144,083	(21,073,918)	565,624
Investments Purchased with Cash Collateral from Securities Lending - 2.6%
Investment Companies - 2.6%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	-	3,172,162	(2,306,962)	865,200

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2022 is $2,176,023, which represents 6.6% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$32,031,790	$-	$-
Investment Companies	-	565,624	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,081,500	-
Total Assets	$32,031,790	$1,647,124	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70211 08-22